                                                                   Exhibit 10.34


      AMENDMENT AND WAIVER, dated as of June 14, 2004 (this "Amendment and Waiver"), to the Credit Agreement dated as of November 17, 2003 (as amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among SYMBOL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), FLEET NATIONAL BANK, a Bank of America Company, as Administrative Agent and a Lender, BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as Co-Documentation Agent and a Lender, and JPMORGAN CHASE BANK, as Co-Documentation Agent and a Lender, and the other lenders from time to time party thereto.

                                    RECITALS

      WHEREAS, on May 6, 2004 a judgment was entered in the matter of Telxon Corporation, Plaintiff, v. Smart Media of Delaware, Inc., et al., Defendants, pursuant to which Telxon Corporation is obligated to pay to the Defendants in such action an aggregate amount of $218,606,880 (the "Judgment"); and

      WHEREAS, the Lenders have determined that such event constitutes an Event of Default under Section 8.01(j) of the Credit Agreement; and

      WHEREAS, the Company does not concur that an Event of Default has occurred under Section 8.01(j) of the Credit Agreement and, without conceding that an Event of Default has occurred, the Company has requested and the Administrative Agent and the Required Lenders have agreed to waive certain provisions of the Credit Agreement as provided herein; and

      WHEREAS, the Company has requested and the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions of this Amendment and Waiver, to amend certain provisions of the Credit Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

1.    WAIVER.

      The Administrative Agent and the Required Lenders hereby waive any Event of Default under Section 8.01(j) of the Credit Agreement that resulted from entry of the Judgment, if any.

2.    AMENDMENTS.

      (a)   The definition of the terms "Borrowing Base" included in Section
1.01 of the Credit Agreement is hereby amended by deleting subsection (c) therefrom and substituting the following in its place:

            "(c) for the period following the completion of the Initial Field Exam satisfactory to the Agent in its sole discretion and receipt by the Agent of the 2002 and 2003 Financial Statements and Filings, seventy-five percent (75%) of Eligible Receivables."

      (b) Section 7.13(c) of the Credit Agreement is hereby deleted and the following is substituted in its place:

            "(c) Minimum Unencumbered Cash. Maintain less than $75,000,000 of unencumbered cash at any time."

      (c) Section 8.01(p) of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:


            "(p) (i) the cash component of all agreements entered into by the Company or any Subsidiary of the Company to settle any actions, suits or proceedings at law or in equity or before or by any Governmental Authority, net of insurance proceeds actually received by the Company or any Subsidiary of the Company, calculated at the time such settlements are agreed to (including, without limitation, the cash component of the settlements by the Company and its Subsidiaries of the actions brought by Shareholders of Telxon Corporation to the extent such amounts were paid after November 17,
            2003); plus (ii) the cash component of all judgments rendered against the Company or any Subsidiary of the Company, net of insurance proceeds actually received by the Company or any Subsidiary of the Company, calculated at the time when all appeals have been exhausted or when the execution of any such judgment shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Company or any Subsidiary to enforce any such judgment; plus (iii) the cash component of all fines, orders or decrees rendered against the Company or any Subsidiary of the Company, net of insurance proceeds actually received by the Company or any Subsidiary of the Company, calculated at the time when such fines, orders or decrees are rendered, which are payable, in each case, by the Company or any Subsidiary of the Company during the period from November 17, 2003 through the Revolving Credit Commitment Termination Date, shall exceed $150,000,000 in aggregate;"

3. CONFORMING AMENDMENTS. The Credit Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment and Waiver, and each Lender is authorized to annex a copy of this Amendment and Waiver to its respective Revolving


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
Credit Note, if any. Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

4. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lenders and the Administrative Agent as follows:

            (a) After giving effect to this Amendment and Waiver (i) each of the representations and warranties set forth in Article IV of the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment and Waiver except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing as of the date hereof or shall result from after giving effect to this Amendment and Waiver.

            (b) The Company has the power to execute, deliver and perform this Amendment and Waiver and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment and Waiver. No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and Waiver and the other agreements, instruments and documents executed in connection with this Amendment and Waiver by the Company, other than registration, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

            (c) The execution, delivery and performance by the Company of this Amendment and Waiver and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment and Waiver, and the execution and delivery by each of the Guarantors of the Consent to this Amendment and Waiver, (i) have been duly authorized by all requisite corporate action, (ii) will not violate (A) any provision of law applicable to the Company or any Guarantor, any rule or regulation of any Governmental Authority applicable to the Company or any Guarantor or (B) the certificate of incorporation, by-laws, or other organizational documents, as applicable, of the Company or of any Guarantor or (C) any order of any court or other Governmental Authority binding on the Company or any Guarantor or any indenture, agreement or other instrument to which the Company or any Guarantor is a party, or by which the Company or any Guarantor or any of their respective properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien, of any nature whatsoever upon any of the property or assets of the Company or any Guarantor other than as contemplated by the Credit Agreement, except for any such violation, conflict, breach or default or Lien provided in clauses
(ii)(A), (ii)(B) or (ii)(C) which could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d) This Amendment and Waiver and each of the other agreements, instruments and documents executed in connection with this Amendment and Waiver to which the Company or the Guarantors are a party have been duly executed and delivered by the Company and each Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the


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
Company and each Guarantor enforceable, as the case may be, in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

5.    MISCELLANEOUS.

      Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

      Except as expressly amended and waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

      The amendment and waiver herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred under the Credit Agreement.

      This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment and Waiver. This Amendment and Waiver shall become effective when (i) duly executed counterparts hereof which, when taken together, bear the signatures of each of the parties hereto shall have been delivered to the Administrative Agent and (ii) the Company shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, an amendment fee of $60,000.

      THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]



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
      IN WITNESS WHEREOF, the Company and the Administrative Agent, as authorized on behalf of the Required Lenders, have signed and delivered this Amendment and Waiver as of the date first written above.

                                SYMBOL TECHNOLOGIES, INC.


                                By: S/ Cary G. Schmiedel
                                    ---------------------------------
                                Name: Cary G. Schmiedel
                                Title:   Vice President and Treasurer


                                FLEET NATIONAL BANK, A BANK OF AMERICA COMPANY AS ADMINISTRATIVE AGENT


                                By: S/Christopher J. Mendelsohn
                                    ----------------------------
                                Name:  Christopher J. Mendelsohn
                                Title:    Senior Vice President



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
                                     CONSENT

      Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under a Guaranty dated as of November 17, 2003 hereby consents to and acknowledges the terms of the Amendment and Waiver to which this consent is attached and confirms that its Guaranty is in full force and effect and reaffirms its continuing liability under its Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such guarantor).


                                TELXON CORPORATION


                                By: S/ Cary G. Schmiedel
                                    --------------------
                                Name: Cary G. Schmiedel
                                Title:   Vice President


                                @POS.COM, INC.


                                By: S/ Dean Zambelli
                                    -------------------
                                Name: Dean Zambelli
                                Title:   Vice President



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